Exhibit 4(i)

[FACE OF CERTIFICATE]

NUMBER

NAI

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NJ AND NEW YORK, NY

[LOGO]

NATURAL ALTERNATIVES INTERNATIONAL, INC.

AUTHORIZED CAPITAL 20,500,000 SHARES

20,000,000 COMMON SHARES, PAR VALUE $.01 PER SHARE

500,000 PREFERRED SHARES, PAR VALUE $.01 PER SHARE

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 638842 30 2

THIS CERTIFIES THAT

Is The Record Holder Of

FULLY PAID AND NONASSESSABLE COMMON SHARES, $.01 PAR VALUE PER SHARE OF NATURAL ALTERNATIVES INTERNATIONAL, INC.

transferable only on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, to all of which the holder by acceptance hereby assents.

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Company to be duly affixed hereto.

This Certificate is not valid unless duly countersigned by the Transfer Agent and Registrar.

Dated

/sig/

RANDELL WEAVER, PRESIDENT

[SEAL]

/sig/

JOHN REAVES, CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

NATURAL ALTERNATIVES INTERNATIONAL, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - (Cust) Custodian (Minor) under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE(S)

Shares of capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

NOTE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.